EXHIBIT 10.4


                                 THE  TIMKEN  COMPANY

                         Nonqualified Stock Option Agreement




          WHEREAS, <<FName>> <<LName>> (the "Optionee") is an employee of The

Timken Company (the "Company");

          WHEREAS, the grant of stock options evidenced hereby was authorized by a resolution of the Compensation Committee (the "Committee") of the Board

of Directors (the "Board") of the Company that was duly adopted on April 18,

2000 (the "Date of Grant"), and the execution of a stock option agreement in the form hereof was authorized by a resolution of the Committee duly adopted on April 18, 2000; and

          WHEREAS, the option evidenced hereby is intended to be a

nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal

Revenue Code of 1986;

          NOW, THEREFORE, pursuant to the Company's Long-term Incentive Plan

(as Amended and Restated as of December 16, 1999) (the "Plan") and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the Company hereby grants to the Optionee (i) a nonqualified stock option (the "Option") to purchase <<Special_Award>> shares of the Company's common stock without par value (the "Common Shares") at the exercise price of fifteen and seven-eighths dollars ($15.875) per Common Share (the "Exercise

Price").

          1.   Vesting of Option.  (a)  Provided the Optionee remains in the continuous employ of the Company or a subsidiary and unless terminated as hereinafter provided, the Option

shall become exercisable in full with respect to all of the Common Shares covered by the Option if and when the closing price of a Common Share equals or exceeds thirty-five dollars ($35.00) per share on any trading day.  The closing price of a Common Share shall be determined in accordance with The Wall

Street Journal, Midwest Edition.  For the purposes of this agreement:

"subsidiary" shall mean a corporation, partnership, joint venture,

unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; the continuous employment of the Optionee with the Company or a subsidiary shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or a subsidiary, (i) by reason of the transfer of his employment among the Company and its subsidiaries or (ii) while he is serving as a director of the Company.

          (b)  To the extent that the Option shall have become exercisable in accordance with the terms of this agreement, it may be exercised in whole or in part from time to time thereafter.

          2.   Termination of Option.  (a)  The Option shall terminate

automatically and without further notice on the earliest of the following dates:

               (i)  thirty days after the date upon which the Optionee ceases to be an employee of the Company or a subsidiary, unless the cessation of his employment (A) is a result of his death, permanent disability (as defined below) or retirement with the Company's consent (as defined below) or

(B) follows a change in control (as defined below);

               (ii)  five years after the date upon which the Optionee ceases to be an employee of the Company or subsidiary (A) as a result of his permanent disability, (B) as a result of his retirement with the Company's consent,

unless he is also a director of the Company who

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continues to serve as such following his retirement with the Company's consent,

or (C) following a change in control, unless the cessation of his employment following a change in control is a result of his death;

               (iii)  five years after the date upon which the Optionee ceases to be a director of the Company, but not less than five years after the date upon which he ceases to be an employee of the Company or a subsidiary, if

(A) the cessation of his employment is a result of his retirement with the

Company's consent and (B) he continues to serve as a director of the Company following the cessation of his employment;

               (iv)  one year after the date of the Optionee's death

regardless of whether he ceases to be an employee of the Company or a subsidiary prior to his death (A) as a result of his permanent disability or retirement with the Company's consent or (B) following a change in control;

or

               (v)  ten years after the Date of Grant.

               In the event that the Optionee shall intentionally commit an act that the Committee determines to be materially adverse to the interests of the

Company or a subsidiary, the Option shall terminate at the time of that determination notwithstanding any other provision of this agreement.

               (b)  For purposes of this agreement, "permanently disabled"

shall mean that the Optionee has qualified for disability benefits under a disability plan or program of the Company or, in the absence of a disability plan or program of the Company, under a government-sponsored disability program.

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               (c)  For purposes of this agreement, retirement "with the

Company's consent" shall mean: (A) the retirement of the Optionee prior to age 62 under a retirement plan of the Company or a subsidiary, if the Board or the Committee determines that his retirement is for the convenience of the

Company or a subsidiary, or (B) the retirement of the Optionee at or after age

62 under a retirement plan of the Company or a subsidiary.

               (d)  For the purposes of this agreement, the term "change in control" shall mean the occurrence of any of the following events:

                    (i)  The acquisition by any individual, entity or group

(within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange

Act of 1934) (a "Person") of beneficial ownership (within the meaning of Rule

13d-3 promulgated under the Securities Exchange Act of 1934) of 30% or more of either:  (A) the then-outstanding Common Shares or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Shares"); provided,

however, that for purposes of this subsection (i), the following acquisitions shall not constitute a change in control:  (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the

Company or any Subsidiary, or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection

(iii) of this Section 2(d); or

                    (ii) Individuals who, as of the date hereof, constitute

the Board (the "Incumbent Board") cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, however,

that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was

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approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule

14a-11 of the Securities Exchange Act of 1934) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (iii) Consummation of a reorganization, merger or

consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless,

following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the

Common Shares and Voting Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than 66-2/3% of, respectively,

the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such

Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the

Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership,

immediately prior to such Business Combination, of the Common Shares and

Voting Shares of the Company, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan

(or related trust)

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sponsored or maintained by the Company or such entity resulting from such

Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the

Board, providing for such Business Combination; or

                    (iv) Approval by the shareholders of the Company of a

complete liquidation or dissolution of the Company.

     3.   Payment of Exercise Price.  The Exercise Price shall be payable

(a) in cash in the form of currency or check or other cash equivalent acceptable to the Company, (b) by transfer to the Company of nonforfeitable,

unrestricted Common Shares that have been owned by the Optionee for at least six months prior to the date of exercise or (c) by any combination of the methods of payment described in Sections 3(a) and 3(b) hereof.  Nonforfeitable,

unrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Exercise Price shall be valued on the basis of their fair market value as determined by the Committee from time to time.  Subject to the terms and conditions of Section 4 hereof, and subject to any deferral election the Optionee may have made pursuant to any plan or program of the

Company, the Company shall cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Exercise Price in full.

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     4.   Compliance with Law.  The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided,

however, notwithstanding any other provision of this agreement, the Option shall not be exercisable if the exercise or issuance thereof would result in a violation of any such law.  To the extent that the Ohio Securities Act shall be applicable to the Option, the Option shall not be exercisable unless the Common Shares or other securities covered by the Option are (a) exempt from registration thereunder, (b) the subject of a transaction that is exempt from compliance therewith, (c) registered by description or qualification thereunder or (d) the subject of a transaction that shall have been registered by description thereunder.

     5.   Transferability and Exercisability.  (a) Except as provided in

Section 5(b) below, the Option shall not be transferable by the Optionee except by will or the laws of descent and distribution, and the Option shall be exercisable during the lifetime of the Optionee only by him or, in the event of his legal incapacity to do so, by his guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

          (b)  Notwithstanding Section 5(a) above, the Option, or any interest in thereof, may be transferable by the Optionee, without payment of consideration therefor, to any one or more members of the immediate family of

Optionee (as defined in Rule 16a-1(e) under the Exchange Act), or to one or more trusts established solely for the benefit of such members of the immediate family or to partnerships in which the only partners are such members of the immediate family of the Optionee; provided, however, that such transfer will not be effective until notice of such transfer is delivered to the Company; and provided, further, however, that any such transferee is subject to the same terms and conditions hereunder as the Optionee.

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     6.   Adjustments.  The Committee shall make any adjustments in the

Exercise Price and the number or kind of shares of stock or other securities covered by the Option that the Committee may determine to be equitably required to prevent any dilution or expansion of the Optionee's rights under this agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation,

reorganization or partial or complete liquidation involving the Company or

(c) other transaction or event having an effect similar to any of those referred to in Section 6(a) or 6(b) hereof.  Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Committee may provide in substitution of any or all of the Optionee's rights under this agreement such alternative consideration as the Committee may determine in good faith to be equitable under the circumstances.

     7.   Withholding Taxes.  If the Company shall be required to withhold any federal, state, local or foreign tax in connection with any exercise of the

Option, the Optionee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof.  The Optionee may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Common Shares that are issuable to the Optionee upon the exercise of the Option.  If such election is made, the shares so surrendered by the Optionee shall be credited against any such withholding obligation at their fair market value (as determined by the Committee from time to time)

on the date of such surrender.

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     8.   Right to Terminate Employment.  No provision of this agreement shall limit in any way whatsoever any right that the Company or a subsidiary may otherwise have to terminate the employment of the Optionee at any time.

     9.   Relation to Other Benefits.  Any economic or other benefit to the

Optionee under this agreement or the Plan shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a subsidiary.

     10.  Amendments.  Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee with respect to the Option without the Optionee's consent.

     11.  Severability.  In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

     12.  Governing Law.  This agreement is made under, and shall be construed in accordance with, the laws of the State of Ohio.

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          This agreement is executed by the Company on this 18th

          day of April, 2000.

                         THE  TIMKEN  COMPANY

                         By  ___________________________
                             Stephen A. Perry
                             Senior Vice President
                             Human Resources, Purchasing & Communications

          The undersigned Optionee hereby acknowledges receipt of an executed original of this agreement and accepts the Option granted hereunder, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.

                         ________________________________
                         Optionee
                         Date:  _________________________










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